Exhibit 10.12

GUARANTY OF NONRECOURSE CARVEOUT LIABILITIES AND OBLIGATIONS

THIS GUARANTY OF NONRECOURSE CARVEOUT LIABILITIES AND OBLIGATIONS (this “Guaranty”), dated as of September 30, 2019, is made by GENERATION INCOME PROPERTIES, L.P., a Delaware limited partnership, GENERATION INCOME PROPERTIES, INC., a Maryland corporation, and DAVID SOBELMAN, each having a business address of 401 East Jackson Street, Suite 3300, Tampa, Florida 33602 (hereinafter referred to, together with their successors and assigns, including the estate of any individual guarantor who becomes deceased, as “Guarantor”), for the benefit of NEWPORT NEWS SHIPBUILDING EMPLOYEES’ CREDIT UNION, INC. DBA BAYPORT CREDIT UNION, a Virginia Corporation, having an office at One BayPort Way, Suite 350, Newport News, VA 23606 (together with its successors and assigns, “Lender”).

Recitals

A. Lender has or will extend credit to GIPVA 2510 Walmer Ave, LLC , a Delaware limited liability company (together with its successors and assigns, the “Borrower”), in the principal amount of $8,260,000.00 (the “Loan”) pursuant to that certain Commercial Loan Agreement dated as of the date hereof by and between Borrower and Lender (“the “Loan Agreement”), which Loan is evidenced by that certain Promissory Note, dated as of the date hereof, executed by Borrower payable to the order of the Lender (the “Note”) and secured by that certain Deed of Trust (the “Deed of Trust”), dated as of the date hereof, executed by Borrower to James B. Mears and Stanley P. Leicester, II, as Trustees for the benefit of the Lender and to be recorded in the Clerk’s Office of the Circuit Court of the City of Norfolk, Virginia.

B. Lender is unwilling to make the Loan to the Borrower unless Guarantor absolutely and unconditionally guarantees to Lender the prompt and unconditional payment of the Guaranteed Obligations, and Guarantor is entering into this Guaranty to induce Lender to make the Loan.

C. Guarantor is a direct or indirect owner of Borrower and acknowledges that Guarantor will derive substantial benefits from Lender.

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby represents, warrants, covenants and agrees for the benefit of Lender as follows:

1. Defined Terms. For purposes of this Agreement, the following terms shall have the following meanings. Capitalized terms used in this Guaranty without definition shall have the meanings ascribed to such terms in the Loan Agreement or if not defined therein, in the Mortgage.

“Bankruptcy Code” means Title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

“Borrower” has the meaning set forth in Recital A of this Guaranty.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Norfolk, Virginia, are authorized or required by law to close.

“Debtor Relief Law(s)” means the Bankruptcy Code and all other liquidation, bankruptcy, assignment for the benefit of creditors, conservatorship, moratorium, receivership, insolvency, rearrangement, reorganization or similar debtor relief laws of the United States or any state or other applicable jurisdictions in effect from time to time.

“Default Rate” has the meaning set forth in the Note.

“Guaranteed Obligations” collectively means:

(a) All or any portion of the Secured Debts (as hereinafter defined) as to which Borrower has, at any time or from time to time, full and/or partial recourse or personal liability pursuant to Section 33 of the Mortgage captioned “NONRECOURSE” (collectively, the “Nonrecourse Carveout Liabilities and Obligations”).

(b) Interest at the Default Rate which accrues on the Nonrecourse Carveout Liabilities and Obligations from the date of written demand for payment under this Guaranty from Lender to Guarantor until the Nonrecourse Carveout Liabilities and Obligations are paid in full; and

(c) All costs, expenses and fees, including, but not limited to, court costs and reasonable attorneys’ fees, actually incurred by Lender in connection with the collection or enforcement of any or all amounts and indebtedness described in this Guaranty.

“Guarantor” has the meaning set forth in the Preamble of this Guaranty.

“Guarantor Claims” means all debts and liabilities of Borrower or any other Loan Party to Guarantor, whether such debts and liabilities now exist or are hereafter incurred or arise, or whether the obligations of Borrower or any other Loan Party thereon be direct, contingent, primary, secondary, several, joint and several, or otherwise, and irrespective of whether such debts or liabilities be evidenced by note, contract, open account, or otherwise, and irrespective of the person or persons in whose favor such debts or liabilities may, at their inception, have been, or may hereafter be created, or the manner in which they have been or may hereafter be acquired by Guarantor. Guarantor Claims shall include, without limitation. all rights and claims of Guarantor against Borrower or any other Loan Party (arising as a result of subrogation or otherwise) as a result of Guarantor’s payment of all or a portion of the Guaranteed Obligations to the extent the provisions of Section 4 hereof are unenforceable.

“Guaranty” has the meaning set forth in the Preamble of this Guaranty.

“Lender” has the meaning set forth in the Preamble of this Guaranty.

“Loan” has the meaning set forth in Recital A of this Guaranty.

“Loan Agreement” has the meaning set forth in Recital A of this Guaranty. as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Loan Documents” has the meaning set forth in the Loan Agreement.

“Loan Party” means Borrower, Guarantor and any other Person that executed any other guaranty or indemnity related to the Loan and every other Person that is a party to any Loan Document.

“Mortgage” means the Deed of Trust as defined in Recital A of this Guaranty, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Nonrecourse Carveout Liabilities and Obligations” has the meaning set forth in the definition of Guaranteed Obligations in this Guaranty.

“Note” has the meaning set forth in Recital A of this Guaranty, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

“Person” means any natural person, corporation, limited liability company, joint venture, association, partnership. trust, trustee, governmental authority or other entity.

“Real Property” means the “Property” as described and defined in the Mortgage.

“Secured Debts” has the meaning set forth in the Mortgage.

“SPE Covenants” has the meaning set forth in the Mortgage.

“Tangible Net Worth” means, with respect to the applicable Guarantor. all assets of such Guarantor less intangible assets (such as goodwill, franchises, licenses and trademarks) minus total liabilities of such Guarantor.

2. Guaranty.

(a) Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the full and prompt payment and performance of the Guaranteed Obligations, as and when the same shall be due and payable and as and when the same shall be required to be performed under the Loan Documents, whether at stated maturity, required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code). Guarantor hereby irrevocably, absolutely and unconditionally covenants and agrees that it is liable for the Guaranteed Obligations as a primary obligor. This Guaranty is a continuing guarantee of: (i) payment; and (ii) performance of any non-monetary Guaranteed Obligations, and is not a guaranty of collection.

(b) Upon the occurrence, from time to time, of any default by Borrower in the payment or performance of the Guaranteed Obligations, or any part thereof, when such Guaranteed Obligations are due to be paid or performed by Borrower and after the expiration of any applicable grace and notice period under the Loan Documents, Guarantor shall promptly pay or perform the Guaranteed Obligations then due in full, without notice or demand by Lender. In such case it shall not be necessary for Lender, in order to enforce such payment by Guarantor, to first: (i) institute suit or exhaust its remedies against Borrower or any other Person; (ii) enforce any rights against any collateral for the Secured Debts; or (iii) demonstrate that Lender has currently suffered any loss or liability or that the collateral for the Secured Debts provides inadequate security for the Secured Debts.

(c) Without limiting any other provision of this Guaranty, Guarantor acknowledges and agrees that, to the extent Lender realizes any proceeds under any Loan Documents which secure the Secured Debts including, without limitation, any voluntary payments or prepayments by Borrower or any other Loan Party on account of the Loan, insurance or condemnation proceeds, or proceeds from the sale at foreclosure of any collateral for the Secured Debts. then such proceeds shall, to the extent not prohibited by applicable law, not be applied to or credited against the Guaranteed Obligations and may be applied by Lender to that portion of the Secured Debts that are not Guaranteed Obligations in such order and priority as Lender shall determine in its sole discretion.

(d) If this Guaranty is executed by more than one party constituting Guarantor, it is specifically agreed that Lender may enforce the provisions hereof with respect to one or more of such parties constituting a Guarantor without seeking to enforce the same as to all or any such parties. Each of the parties constituting Guarantor hereunder hereby waives any requirement of joinder of all or any other of the parties constituting Guarantor in any suit or proceeding to enforce the provisions of this Guaranty. The liability hereunder of all parties constituting Guarantor shall be joint and several.

3. Guarantor’s Obligations Absolute and Unconditional; Waivers of Defenses.

(a) Guarantor hereby guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Loan Documents to which Borrower is a party, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Lender with respect thereto. The obligations of Guarantor shall be independent of the obligations of any other guarantor or Loan Party under any other guaranty or Loan Document. A separate action may be brought against Guarantor to enforce this Guaranty, whether or not any action is brought against Borrower or any other Loan Party or whether or not Borrower or any other Loan Party is joined in any such action. The obligations of Guarantor under this Guaranty shall be irrevocable, absolute and unconditional in all respects, and this Guaranty and Guarantor’s obligations hereunder shall at all times be valid and enforceable irrespective of, and shall not be terminated, discharged, affected or impaired, and Guarantor hereby irrevocably waives any defenses to enforcement it may have (now or in the future) by reason of:

(i) any illegality or lack of validity or enforceability of any Guaranteed Obligation, Secured Debts or any Loan Document or any related agreement or instrument;

(ii) any change in the time, place or manner of payment of. or in any other term of, the Guaranteed Obligations, the Secured Debts or any other obligation of any Loan Party under any Loan Document, or any rescission, waiver, extension, amendment or other modification of any Loan Document or any other agreement, including any increase in the Guaranteed Obligations or Secured Debts resulting from any extension of additional credit or otherwise;

(iii) any taking, exchange, substitution, release, impairment or non-perfection of any collateral, or any taking, release, impairment, amendment, waiver or other modification of any guaranty, for the Guaranteed Obligations;

(iv) any manner of sale. disposition or application of proceeds of any collateral or other assets to all or part of the Guaranteed Obligations or the Secured Debts, and/or any failure of Lender to marshall assets of Borrower or any other Loan Party;

(v) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations or Secured Debts:

(vi) any negligence by Lender in the administration or enforcement of the Guaranteed Obligations or the Secured Debts, or any delay in enforcing the Guaranteed Obligations or the Secured Debts, or in realizing on any collateral for the Guaranteed Obligations or the Secured Debts, or in otherwise enforcing its rights and remedies under this Guaranty or any other Loan Document;

(vii) the death, incompetence, disability, insolvency or bankruptcy of any Guarantor, and/or the failure of Lender to enforce any claims against the estate of Guarantor in any probate, bankruptcy or other proceeding against any Person;

(viii) any change, restructuring or termination of the corporate structure, ownership or existence of any Loan Party or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligations;

(ix) any failure of Lender to disclose to Guarantor or any other Loan Party any information relating to the business, condition (financial or otherwise), operations, performance, properties or prospects of any other Loan Party, or to the collateral for the Loan, now or hereafter known to Lender;

(x) the failure of any other Person to execute or deliver this Guaranty or the release or reduction of liability of any other guarantor or surety with respect to the Guaranteed Obligations;

(xi) any sale, transfer, grant, conveyance or assignment of Borrower’s interest in the Real Property or other collateral for the Loan or any part thereof, or any transfer or assignment of interests in the ownership of Borrower and ‘or the reconstitution of Borrower, regardless of whether any of the foregoing is permitted under the Loan Documents;

(xii) the failure of Lender to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise;

(xiii) any payment made on the Secured Debts or the Guaranteed Obligations, whether made by Borrower or Guarantor or any other person, which is required to be refunded pursuant to any bankruptcy or insolvency law; it being understood that no payment so refunded shall be considered as a payment of any portion of the Secured Debts. nor shall it have the effect of reducing the liability of Guarantor hereunder;

(xiv) any defense, set-off or counterclaim (other than a defense of payment or performance) that may at any time be available to. or be asserted by, the Borrower against Lender; and/or

(xv) any other circumstance of any nature whatsoever that might otherwise constitute a defense (legal, equitable or otherwise) available to, or a discharge of, this Guaranty, the Guaranteed Obligations, the obligations of Guarantor hereunder or the obligations of any other person or party relating to this Guaranty or otherwise with respect to the Loan.

Guarantor acknowledges and agrees that any nonrecourse or exculpatory language contained in any of the Loan Documents shall in no event apply to this Guaranty, and shall not prevent Lender from proceeding against Guarantor to enforce this Guaranty.

(b) This Guaranty:

(i) is a continuing guaranty and shall remain in full force and effect until the satisfaction in full of all of the Guaranteed Obligations, the Secured Debts and the payment in full of all amounts, if any, that may become due and payable under this Guaranty;

(ii) notwithstanding Section 3.1(b)(i) above, shall continue to be effective and/or shall be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by Lender to Borrower or Guarantor or to any guarantor, trustee, receiver or other representative of any of them, upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made; and

(iii) shall continue to be effective with respect to any Guaranteed Obligations arising or created after any attempted revocation by Guarantor and after (if Guarantor is a natural person) Guarantor’s death (in which event this Guaranty shall be binding upon Guarantor’s estate and Guarantor’s legal representatives and heirs).

4. Subrogation; Waiver of Creditor’s Rights.

(a) Notwithstanding any payment or payments made by Guarantor hereunder, Guarantor will not assert or exercise any right of Lender or of Guarantor against Borrower or any other Loan Party to recover the amount of any payment made by Guarantor to Lender by way of subrogation, reimbursement, contribution, exoneration, indemnity, or otherwise arising by contract, operation of law or under common law, and Guarantor shall not have and hereby expressly waives any right of recourse to or any claim against Borrower or any Loan Party or any assets or property of Borrower or any Loan Party until three hundred sixty-six (366) days after the Guaranteed Obligations have been satisfied in full. If any amount shall nevertheless be paid to Guarantor by Borrower or any other Loan Party prior to three hundred sixty-six (366) days after payment in full of the Guaranteed Obligations, such amount shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to be credited and applied to the Guaranteed Obligations, whether matured or unmatured.

(b) It is the intention of the parties that Guarantor shall not be deemed to be a “creditor” or “creditors” (as defined in Section 101 of the Bankruptcy Code) of Borrower, or any other Loan Party by reason of the existence of this Guaranty. If Borrower or any Loan Party becomes a debtor in any proceeding under the Bankruptcy Code or any other Debtor Relief Law, then in connection therewith Guarantor hereby waives any such right as a “creditor” under the Bankruptcy Code. The waivers given in this Section are given to induce Lender agree to the Requested Actions.

5. Subordination of All Guarantor Claims.

(a) Guarantor agrees that the Guarantor Claims shall at all times be fully subordinate as to lien (if any), time and right of payment and in all other respects to the Guaranteed Obligations and to all Secured Debts, and that Guarantor shall not be entitled to enforce or receive payment therefor until the entire Guaranteed Obligations and Secured Debts shall be indefeasibly paid in full to Lender.

(b) In the event of receivership, bankruptcy, reorganization, arrangement, debtor’s relief, or other insolvency proceedings under any Debtor Relief Law involving Guarantor or any other Loan Party as debtor. Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and receive directly from the receiver, trustee or other court custodian dividends and payments which would otherwise be payable upon Guarantor Claims. Guarantor hereby assigns such dividends and payments to Lender. Should Lender receive, for application upon the Guaranteed Obligations, any such dividend or payment which is otherwise payable to Guarantor, and which, as between Borrower or any other Loan Party and Guarantor, shall constitute a credit upon Guarantor Claims, then upon indefeasible payment to Lender in full of the Guaranteed Obligations, Guarantor shall become subrogated to the rights of Lender to the extent that such payments to Lender on Guarantor Claims have contributed toward the liquidation of the Guaranteed Obligations, and such subrogation shall be with respect to that proportion of the Guaranteed Obligations which would have been unpaid if Lender had not received dividends or payments upon Guarantor Claims.

(c) If, notwithstanding anything to the contrary in this Guaranty, Guarantor receives any funds, payment. claim or distribution which is prohibited by this Guaranty, Guarantor agrees to hold in trust for Lender an amount equal to the amount of all funds, payments, claims or distributions so received, and agrees that it shall have absolutely no dominion over or ownership of the amount of such funds. payments, claims or distributions so received except to pay them promptly to Lender, and Guarantor covenants to pay the same to Lender within three (3) days after Guarantor’s receipt thereof. Notwithstanding the foregoing provisions of this Section 5, prior to the occurrence of an Event of Default, Guarantor shall be entitled to receive from Borrower any and all distributions payable under Borrower’s Operating Agreement on account of cash flow from the Real Property to the extent such distributions are permitted under the Loan Documents.

(d) Guarantor agrees that any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s or any other Loan Party’s assets securing payment of any Guarantor Claims shall be and remain inferior and subordinate to any liens, security interests, judgment liens, charges or other encumbrances upon Borrower’s or any other Loan Party’s assets in favor of Lender, regardless of whether such encumbrances in favor of Guarantor or Lender presently exist or are hereafter created or attached. Without the prior written consent of Lender, Guarantor shall not:

(i) exercise or enforce any creditor’s right it may have against Borrower or any other Loan Party; or

(ii) foreclose, repossess, sequester or otherwise take steps or institute any action or proceedings (judicial or otherwise, including without limitation the commencement of, or joinder in, any liquidation, bankruptcy, rearrangement, debtor’s relief or insolvency proceeding) to enforce any liens, mortgages, deeds of trust, security interests, collateral rights, judgments or other encumbrances on assets of Borrower or any other Loan Party.

6. Additional Waivers and Acknowledgments.

(a) Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Guaranteed Obligations.

(b) Guarantor hereby unconditionally and irrevocably waives promptness, diligence, notice of acceptance, presentment, demand for performance, notice of non-performance, default, acceleration, protest or dishonor and any other notice with respect to any of the Guaranteed Obligations and this Guaranty (other than notices expressly required herein) and any requirement that Lender protect, secure, perfect or insure any lien, security interest or any property subject thereto.

(c) Guarantor agrees that Lender need not attempt to collect any Guaranteed Obligations from Borrower or any other Loan Party or to realize upon any collateral, but may require Guarantor to make immediate payment of all of the Guaranteed Obligations to Lender when due, whether by maturity. acceleration or otherwise, or at any time thereafter. Guarantor waives any defense based upon failure of Lender to commence an action against Borrower or any other Loan Party whether or not after notice and whether or not within the time prescribed by applicable law concerning limitations of actions commonly referred to as the “statute of limitations.”

(d) Guarantor acknowledges that Lender may, at its election and without notice to or demand upon Guarantor, foreclose on any collateral (including any real property) or other collateral held by it by one or more judicial or non-judicial sales, accept an assignment of any such collateral in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with Borrower or any Loan Party or exercise any other right or remedy available to it against Borrower or any other Loan Party, without affecting or impairing in any way the liability of Guarantor hereunder except to the extent the Guaranteed Obligations (other than contingent or unliquidated obligations or liabilities) have been indefeasibly paid in full. Guarantor hereby waives any defense arising out of such election by Lender even though such election operates, pursuant to applicable law, to impair or to extinguish any right of subrogation, reimbursement, exoneration, contribution or indemnification or other right or remedy of Guarantor against Borrower or any other Loan Party or any col lateral. Guarantor further acknowledges and agrees that if Lender forecloses on any collateral for the Loan, then: (i) the amount of the Secured Debts may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; (ii) Lender may collect from Guarantor even if Lender, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower; and (iii) Lender shall not be restricted or prohibited from recovering a deficiency judgment after any foreclosure sale and shall not be restricted from pursuing a deficiency judgment against Borrower or any Loan Party prior to any foreclosure sale

(e) No failure on the part of Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided to Lender are cumulative and not exclusive of any remedies provided by law or available in equity.

(f) Guarantor waives any right that Guarantor may have to review any amendment, modification, extension, allonge, or endorsement of the Note or any Loan Document or any replacement of the Note or any Loan Document.

(g) Guarantor agrees to the provisions of the Loan Documents, and waives any right that Guarantor has to receive notice of: (i) any loans or advances made by Lender to Borrower or any Loan Party; (ii) acceptance of this Guaranty; (iii) any amendment, modification, replacement or extension of the Note or of any other Loan Documents; (iv) the execution and delivery by Borrower or any other Loan Party and Lender of any other loan or credit agreement or of Borrower’s or any Loan Party’s execution and delivery of any promissory notes or other documents arising under the Loan Documents or in connection with any collateral (or any security) for the Guaranteed Obligations; (v) the occurrence of any breach by Borrower or any Loan Party or any Event of Default under the Note or any of the Loan Documents, (vi) Lender’s transfer, disposition or hypothecation of the Guaranteed Obligations, or any part thereof; (vii) any suit by Lender against Borrower or any Loan Party to foreclose any lien securing the Guaranteed Obligations; (viii) any sale or foreclosure (or posting or advertising for sale or foreclosure) of any collateral for the Guaranteed Obligations; (ix) protest, proof of nonpayment or default by Borrower or any Loan Party; or (x ) any other action at any time taken or omitted by Lender, and, generally, all demands and notices of every kind in connection with this Guaranty, the Loan Documents and any documents or agreements evidencing, securing or relating to any of the Guaranteed Obligations.

(h) Guarantor waives any rights of Guarantor pursuant to Sections 49-25 and 49-26 of the Code of Virginia of 1950, as amended, and any similar or subsequent law as well as all other rights and defenses Guarantor may have.

(i) TO THE EXTENT PERMITTED BY LAW GUARANTOR HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS GUARANTY, THE SECURITY INSTRUMENT, OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS SECTION IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY GUARANTOR.

7. Representations and Warranties of Guarantor. To induce Lender to agree to the Requested Actions and to enter into the Assumption Agreement, Guarantor represents and warrants to Lender as follows:

(a) Guarantor is the owner of a direct interest in Borrower, and has received, or will receive, direct or indirect financial and other advantage and benefit, directly or indirectly, from the Loan and from each and every renewal, extension, amendment, increase, replacement, release of collateral or other relinquishment of legal rights made or granted or to be made or granted by Lender to Borrower and the giving of this Guaranty. The value of the consideration and benefits received and to be received by Guarantor as a result of Lender making the Loan to Borrower is reasonably worth at least as much as the liability and obligation of Guarantor hereunder.

(b) The execution, delivery and performance by Guarantor of this Guaranty and the consummation of the transactions contemplated hereunder do not, and will not, contravene or conflict with any law, statute or regulation whatsoever to which Guarantor is subject or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or result in the breach of, any court order, indenture, mortgage, deed to secure debt, deed of trust, trust deed, charge, lien, or any contract. agreement or other instrument to which Guarantor is a party or which may be binding on or applicable to Guarantor. This Guaranty is a legal, valid and binding obligation of Guarantor and is enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors’ rights.

(c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or any person or entity (a “Person”) (other than those that have been duly obtained or made and which are in full force and effect) is required for the consummation of this Guaranty or the due execution, delivery or performance by Guarantor of this Guaranty.

(d) There has been no material adverse change in the net worth, assets, financial condition, or prospective financial position of Guarantor since the date of the financial statements of Guarantor most recently delivered to Lender. No litigation, investigation, or proceeding of or before any arbitrator, court or governmental authority is pending or, to the knowledge of Guarantor, threatened by or against Guarantor or against any of Guarantor’s assets: (i) with respect to this Guaranty or any of the transactions contemplated by any of the Loan Documents: or (ii) which could have a material adverse effect on the net worth, assets, financial condition, or prospective financial position of Guarantor.

(e) None of the factual information heretofore or contemporaneously furnished in writing to Lender by or on behalf of Guarantor in connection with this Guaranty or any other Loan Document contains any untrue statement of a material fact, or omits to state any material fact necessary to make any information not misleading. and no other factual information hereafter furnished in connection with this Guaranty or any Loan Document by or on behalf of Guarantor to Lender will contain any untrue statement of a material fact or will omit to state any material fact necessary to make any information not misleading on the date as of which such information is dated or certified.

(f) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

(g) Guarantor has, independently and without reliance upon Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty and any other Loan Document to which Guarantor is or may become a party, and is now and at all times will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties and prospects of Borrower and each other Loan Party.

(h) Neither Lender nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

(i) As of the date hereof. and after giving effect to this Guaranty and the contingent obligation evidenced hereby, Guarantor is, and \\ i[l be, solvent, and has and will have assets which, fairly valued, exceed its obligations, liabilities (including contingent liabilities) and debts, and has and will have property and assets sufficient to satisfy and repay its obligations and liabilities.

(j) The Guaranteed Obligations are for investment, business, or commercial purposes and not for personal, family, household, or agricultural purposes.

(k) Guarantor has reviewed and approved all of the Loan Documents, including the Note and the Assumption Agreement prepared in connection therewith, and has had an opportunity to discuss the Loan Documents with its legal counsel.

(1) Guarantor has filed all required federal, state and local tax returns and has paid all taxes as shown on such returns as they have become due. No claims have been assessed and are unpaid with respect to such taxes.

(m) Guarantor represents and warrants to Lender that all of the representations and warranties relating to Guarantor contained in any of the other Loan Documents are true and correct in all material respects (unless such representation or warranty contains a materiality qualifier, in which event the representation or warranty shall be true and correct in all respects).

(n) All representations and warranties made by Guarantor herein shall survive the execution hereof.

8. Covenants of Guarantor. Guarantor covenants and agrees that, until all of the Guaranteed Obligations are indefeasibly paid in full to Lender, as follows:

(a) Guarantor will furnish or cause to be furnished to Lender: (i) the financial statements specified in the Loan Agreement, as and when required to be furnished to Lender; (ii) copies of all income tax returns of Guarantor and any requests for extensions of filing deadlines, within fifteen (15) days after the filing of such returns or requests for extensions; and (iii) such other financial and other information related to Guarantor and the transactions contemplated by the Loan Documents as Lender may from time to time reasonably request.

(b) Guarantor will not make any material change in the nature of its business, and will not sell, mortgage, pledge or otherwise transfer any material portion of its real or personal property, business or other assets for less than fair market value and reasonably equivalent consideration without having first obtained Lender’s prior written consent.

(c) Guarantor hereby authorizes Lender, at its option, to order and obtain, from time to time, from a credit reporting agency of Lender’s choice, a third-party credit report on Guarantor.

(d) Guarantor shall perform and observe all of the terms, covenants and agreements set forth in the other Loan Documents that are required to be, or that Borrower has agreed to cause to be, performed or observed by Guarantor or any affiliate of Guarantor.

(e) Guarantor shall cause Borrower to comply with the SPE Covenants set forth in the Mortgage.

(f) Guarantor shall furnish promptly to Lender such additional information concerning Guarantor as Lender shall reasonably request from time to time.

(g) Each Guarantor shall, on an individual basis, maintain a minimum Tangible Net Worth of $1,000,000.00.

(h) Generation Income Properties, Inc. will qualify as a REIT and make its REIT election no later than December 31, 2020. and upon qualification as a REIT, Generation Income Properties, Inc. shall be deemed to represent and warrant that it is in compliance with all requirements and conditions imposed by the Internal Revenue Code of 1986, as amended, to maintain its status as a REIT.

(i) Generation Income Properties, Inc., upon qualification as, and making its election to be, a REIT, will at all times maintain its status as a REIT.

9. Notices. Unless specifically stated otherwise in this Guaranty, all notices, requests and communications required or permitted to be delivered under this Guaranty shall be in writing and delivered to all Persons at the addresses below, by one of the following methods:

(a) Hand delivery, whereby delivery is deemed to have occurred at the time of delivery.

(b) A nationally recognized overnight courier company, whereby delivery is deemed to have occurred the Business Day following deposit with the courier for next Business Day delivery.

(c) Certified or Registered United States Mail, signature required and postage-prepaid. whereby delivery is deemed to have occurred on the third (3rd) Business Day following deposit with the United States Postal Service.

(d) Electronic transmission (facsimile or e-mail) provided that the transmission is completed no later than 5:00 p.m. on a Business Day and the original also is sent via overnight courier or U.S. Mail, whereby delivery is deemed to have occurred at the end of the Business Day on which electronic transmission is completed.

To Guarantor:	Name:	David Sobelman
	Address:	401 East Jackson Street, Suite 3300 Tampa, FL 33602

To Lender:	Name:	Denise Brown
	Address:	BayPort Credit Union One BayPort Way. Suite 350 Newport News, VA 23606
	Telephone:	(757) 671-8871
	Facsimile:	(757) 873-5561
	E-mail:	dbrown@bayportcu.orn

with a copy to:	Name:	Bari W. Hunter, Esq.
	Address:	Kaufman & Canoles, P.C. 150 W. Main Street, Suite 2100 Norfolk, VA 23510
	Telephone:	(757) 624-3191
	Facsimile:	(888) 360-9092
	E-mail:	bwhunter@kaufcan.com

Any party may change its address for purposes of this Section 9 by giving written notice as provided in this Section 9.

All notices and demands delivered by a party’s attorney on a party’s behalf shall he deemed to have been delivered by said party. Notices shall be valid only if served in the manner provided in this Section.

10. Governing Law; Jurisdiction and Venue.

(a) This Guaranty and any claim, controversy, dispute or cause of action (whether in contract, tort, or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated hereby shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

(b) Guarantor irrevocably and unconditionally: (i) agrees that any legal action, suit or proceeding arising out of or relating to this Guaranty may be brought in the courts of the Commonwealth of Virginia or of the United States of America for the Eastern District of Virginia, Norfolk Division; and (ii) submits to the jurisdiction of any such court in any such action, suit or proceeding. Final judgment against Guarantor in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Guarantor irrevocably consents to service of process by mail as set forth in Section 9 for other notices. Nothing in this Section shall affect or impair Lender’s right to serve legal process in any manner permitted by law or Lender’s right to bring any action or proceeding against Guarantor or Guarantor’s property in the courts of any other jurisdiction.

(c) Guarantor irrevocably and unconditionally waives, to the fullest extent Guarantor may effectively do so under applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of this Guaranty in any court referred to in Section 10(b) and the defense of improper venue and/or an inconvenient forum to the maintenance of any action or proceeding in any such court relating to this Guaranty.

(d) Guarantor agrees that the exclusive forum for any legal action or proceeding against Lender or any of Lender’s directors, officers. employees, agents or property, concerning any matter arising out of or relating to this Guaranty or any of the Guaranteed Obligations shall be in the court of general jurisdiction in the state and county of Lender’s office location that is Lender’s address for the giving of notices under this Guaranty.

11. Severability. If any term or provision of this Guaranty is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Guaranty or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Guaranty so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

12. Right of Setoff. If an Event of Default shall have occurred and be continuing, Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, and without prior notice to Guarantor or any other Loan Party, any such notice being expressly waived by Guarantor, to setoff and appropriate and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty whether direct or indirect, absolute or contingent, matured or unmatured, and irrespective of whether or not Lender shall have made any demand under this Guaranty or any other Loan Document. The rights of Lender under this Section are in addition to other rights and remedies (including other rights of setoff) that Lender may have. Lender agrees to use good faith efforts to notify Guarantor promptly after any such setoff and appropriation and application; provided that the failure to give such notice shall not affect the validity of such setoff and appropriation and application.

13. Indemnification.

(a) Guarantor hereby agrees to indemnify and hold Lender harmless from any losses, damages, liabilities, claims and related expenses (including, without limitation, court costs, experts’ fees and the actual fees, expenses and time charges of any outside counsel for Lender), incurred by Lender or asserted against Lender by any Person (including Guarantor or any other Loan Party) arising out of, in connection with, or resulting from the enforcement (or attempted enforcement) of this Guaranty or the preservation of Lender’s rights hereunder.

(b) To the fullest extent permitted by applicable law, Guarantor hereby agrees not to assert, and hereby waives, any claim against Lender, on any theory of liability, for special, indirect. consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Guaranty, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any extension of credit or the use of proceeds thereof Lender shall not be liable for any damages arising from the use of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Guaranty or the other Loan Documents or the transactions contemplated hereby or thereby by unintended recipients.

(c) All amounts due under this Section 13 shall be payable not later than three (3) days after demand therefor.

(d) Guarantor’s obligations under this Section 13 shall survive termination of the Loan Documents and payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty and any release or termination of this Guaranty.

14. Amendments and Waivers. No term of this Guaranty may be waived, modified or amended except by an instrument in writing signed by the parties hereto. Any waiver of the terms hereof shall be effective only in the specific instance and for the specific purpose given.

15. Parties Bound; Assignment. This Guaranty shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however. that Guarantor may not, without the prior written consent of Lender, assign any of its rights, powers, duties or obligations hereunder. Upon, or in connection with, any sale, transfer or assignment of the Note or any interest therein by Lender or any successor or assignee of Lender, then: (i) this Guaranty including each representation and covenant made by Guarantor shall automatically and concurrently be transferred and assigned to (and run to the benefit of) the purchaser, transferee or assignee of all or any portion of the Note; (ii) this Guaranty and shall inure to the benefit of and shall be enforceable by Lender’s successors and assigns: and (iii) Lender may. in its sole discretion. disclose financial and other information to prospective purchasers, transferees or assignees with respect to Guarantor, and Guarantor shall cooperate with Lender in connection with any such sale, transfer or assignment and shall execute any and all documents which may be required or desirable, in Lender’s discretion, to effectuate any such sale, transfer or assignment.

16. Headings. Section headings are for convenience of reference only and shall not define, modify, expand or limit any of the terms of this Guaranty.

17. Recitals. The Recital and introductory paragraphs hereof are a part hereof, form a basis for this Guaranty and shall be considered prima facie evidence of the facts and documents referred to therein.

18. Counterparts; Effectiveness. This Guaranty and any amendments, waivers. consents or supplements hereto may be executed in counterparts, each of which shall constitute an original, but all taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Guaranty and the Loan Documents or any amendment, modification or supplement thereto by facsimile or in electronic (i.e., “pdf’ or “tif’) format shall be effective as delivery of a manually executed counterpart of this Guaranty and the Loan Documents. The acknowledgment of any Guarantor (if more than one) is not required as a condition to this Guaranty being effective and binding on any Guarantor whose signature is affixed to this Guaranty or any counterpart of this Guaranty.

19. Rights and Remedies. If Guarantor becomes liable for any indebtedness owing by Borrower to Lender, by endorsement or otherwise, other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby and the rights of Lender hereunder shall be cumulative of any and at i other rights that Lender may ever have against Guarantor. The exercise by Lender of any right or remedy hereunder or under any other instrument, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy.

20. No Waiver by Lender. No failure to exercise, and no delay in exercising, on the part of Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights of Lender hereunder shall be in addition to all other rights provided by law. No modification or waiver of any provision of this Guaranty, or consent to depart therefrom, shall be effective unless in writing and no such consent or waiver shall extend beyond the particular case and purpose involved. No notice or demand given in any case shall constitute a waiver of the right to take other action in the same, similar or other instances without such notice or demand.

21. Entire Agreement. THIS GUARANTY EMBODIES THE FINAL. ENTIRE AGREEMENT OF GUARANTOR AND LENDER WITH RESPECT TO GUARANTOR’S GUARANTY OF THE GUARANTEED OBLIGATIONS AND SUPERSEDES ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL. RELATING TO THE SUBJECT MATTER HEREOF. THIS GUARANTY IS INTENDED BY GUARANTOR AND LENDER AS A FINAL AND COMPLETE EXPRESSION OF THE TERMS OF THE GUARANTY, AND NO COURSE OF DEALING BETWEEN GUARANTOR AND LENDER, NO COURSE OF PERFORMANCE, NO TRADE PRACTICES, AND NO EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OR OTHER EXTRINSIC EVIDENCE OF ANY NATURE SHALL BE USED TO CONTRADICT, VARY, SUPPLEMENT OR MODIFY ANY TERM OF THIS GUARANTY. THERE ARE NO ORAL AGREEMENTS BETWEEN GUARANTOR AND LENDER RELATING TO THE GUARANTY OF THE GUARANTEED OBLIGATIONS OR ANY OTHER OBLIGATION OF GUARANTOR UNDER THIS GUARANTY.

22. Interpretation. For purposes of this Guaranty: (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation;” (b) the word “or” is not exclusive; and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Guaranty as a whole. The definitions given for any defined terms in this Guaranty shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. Unless the context otherwise requires, references herein: (i) to Schedules, Exhibits and Sections mean the Schedules, Exhibits and Sections of this Guaranty; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Guaranty shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

23. Time of Essence. Time shall be of the essence with respect to all of Guarantor’s obligations under this Guaranty and this may be contrary to negotiated provisions in other loan documents.

24. Manner of Payments. All payments due hereunder shall be made in lawful money of the United States of America no later than 2:00 p.m. on the date on which such payment is due by wire transfer of immediately available funds to Lender’s account at a bank specified by Lender in writing to Guarantor from time to time.

25. Default Interest. If any amount payable under this Guaranty is not paid when due (without regard to any applicable grace periods). whether at the stated maturity, by acceleration or otherwise, then Guarantor shall pay interest on such amount at an annual rate equal to the Default Rate until such time as such amount, together with any accrued interest thereon, shall have been paid in full to Lender.

[Signature pages follow]

[Signature Page - Guaranty of Nonrecourse Carveout Liabilities and Obligations]

IN WITNESS WHEREOF, the Guarantor has executed this Guaranty as of the date first above written.

GUARANTOR:

David Sobelman

[Signature Page - Guaranty of Nonrecourse Carveout Liabilities and Obligations]

Generation Income Properties, Inc., a Maryland corporation

By:
David Sobelman, President

[Signature Page - Guaranty of Nonrecourse Carveout Liabilities and Obligations]

Generation Income Properties, L.P., a Delaware limited partnership

By:	Generation Income Properties, Inc., a Maryland corporation, General Partner

David Sobelman, President